THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR APPLICABLE STATE SECURITIES LAW. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF, AND NO TRANSFER OF THE SECURITIES WILL BE MADE BY THE COMPANY OR ITS TRANSFER AGENT, IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

SALE OR OTHER TRANSFER OF THIS WARRANT IS FURTHER RESTRICTED FOR UP TO 180 DAYS FOLLOWING AN INITIAL PUBLIC OFFERING OF SECURITIES OF THE COMPANY BY THE TERMS OF A SUBSCRIPTION AGREEMENT, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.

                                                                WARRANT NO. ____

                                      WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK OF
                                     bw-3, INC.


     FOR VALUE RECEIVED, ___________________________________ or registered assigns (the "HOLDER"), is entitled to purchase from bw-3, Inc., a Minnesota corporation (the "COMPANY"), commencing on the earlier of November 1, 1998 (which date may be extended by six months if the Note (defined below) maturity date is similarly extended) or an initial public offering of securities of the Company and on or before the fifth anniversary of the date hereof, __________ (post-split) / __________ (pre-split) fully paid and nonassessable shares of the Company's Common Stock (such shares of Common Stock as may be acquired upon exercise hereof being hereinafter referred to as the "WARRANT SHARES"), at an exercise price equal to (a) eighty percent (80%) of the price to public of IPO which is effective on or before November 1, 1998 (which date may be extended by six months if the Note maturity date is similarly extended), or (b) $5.20 per share (post-split) / $2.60 per share (pre-split) if an IPO is not effective prior to November 1, 1998 (which date may be extended by six months if the Note maturity date is similarly extended) (the "WARRANT EXERCISE PRICE").

     The Warrant has been issued to the Holder by the Company pursuant to the Subscription and Loan Agreement dated as of the date hereof, by and between the Company and the Holder (the "AGREEMENT"), and is subject to the terms and provisions thereof. The "NOTE" is that promissory note issued to Holder pursuant to the Agreement.

     This Warrant is subject to the following provisions, terms, and conditions:

     1. The rights represented by this Warrant may be exercised by the Holder, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise substantially in the form attached hereto, which notice shall be delivered to the Company accompanied by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to the Company, by cash, certified check or bank draft, of the Warrant Exercise Price for such shares. The Company agrees that the Warrant Shares so purchased shall be and is deemed to be issued as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such Warrant Shares as aforesaid. Certificates for the Warrant Shares so purchased shall be delivered to the Holder within thirty (30) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of Warrant Shares, if any, with respect to which this Warrant has not been exercised shall also be delivered to the Holder within such time. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificates for Warrant Shares, except in accordance with the provisions and subject to the limitations of Section 5 below.

     2. The Company covenants and agrees that all Warrant Shares that may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized and issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof. The Company further covenants and agrees that until expiration of this Warrant, the Company will at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

     3. The provisions in this Warrant relating to the Warrant Exercise Price and the number of Warrant Shares to be issued upon exercise of this Warrant shall be subject to adjustment from time to time as hereinafter provided.

          (a) Upon each adjustment of the Warrant Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

          (b) In case the Company shall at any time subdivide its outstanding Common Stock into a greater number of shares or declare a dividend payable in Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock purchasable pursuant to this Warrant shall be proportionately increased, and conversely, in case the Company's outstanding Common Stock shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately reduced.

          (c) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("SUBSTITUTED PROPERTY") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the

     Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such Substituted Property as would have been issued or delivered to the Holder if it had exercised this Warrant and had received upon exercise of this Warrant the Common Stock prior to such reorganization, reclassification, consolidation, merger, or sale. The Company shall not effect any such consolidation, merger, or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company, the obligation to deliver to the Holder such Substituted Property as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

          (d) If the Company takes any other action, or if any other event occurs which does not come within the scope of the provisions of Sections 3
     (b) or 3 (c), but which should result in an adjustment in the Warrant Exercise Price and/or the number of shares subject to the Warrant in order to fairly protect the purchase rights of the Holder, an appropriate adjustment in such purchase rights shall be made by the Company.

          (e) Upon any adjustment of the Warrant Exercise Price or the number of shares issuable upon of this Warrant, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number o shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     4. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

     5. The Holder, by acceptance hereof, represents and warrants that (a) it is acquiring this Warrant for its own account for investment purposes only and not with a view to its resale or distribution and (b) it has no present intention to resell or otherwise dispose of all or any part of this Warrant. Other than pursuant to registration under federal and applicable state securities laws or an exemption from such registration, the availability of which the Company shall determine in its sole discretion, neither this Warrant nor any Warrant Shares may be sold, pledged, assigned, or otherwise disposed of (whether voluntarily or involuntarily). The Company may condition such sale, pledge, assignment, or other disposition on the receipt from the party to whom this Warrant is to be so transferred or to whom Warrant Shares is to be issued or so transferred of any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Each certificate representing the Warrant (or any part thereof) and any Warrant Shares shall bear appropriate legends setting forth these restrictions on transferability. The Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or any Warrant Shares of the Holder's intention to do so, describing briefly the manner of any proposed transfer. Within thirty (30) days after receiving such written notice, the Company shall notify the Holder as to whether such transfer may be effected and of the conditions to any such transfer.

     6. This Warrant shall be transferable only on the books of the Company by the Holder in person, or by duly authorized attorney, on surrender of the Warrant, properly assigned.

     7. Neither this Warrant nor any terms hereof may be changed, waived, discharged, or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought.

     8.   S-3 DEMAND REGISTRATION RIGHTS.

     (a) On a one-time basis only, upon request by the Holders of a majority in interest of the Warrants issued pursuant to the Company's Confidential Private Placement Memorandum dated March 25, 1998 (including any Warrants issued in substitution thereof) and of any Warrant Shares issued upon exercise of such Warrants, the Company will promptly take all necessary steps to register or qualify on Form S-3 (or such successor form) under the Securities Act of 1933, as amended (the "1933 Act"), and the securities laws of such states as the Holders may reasonably request, such number of Warrant Shares issued and to be issued upon conversion of the Warrants requested by such Holders in their request to the Company. The Company shall keep effective and maintain any registration, qualification, notification, or approval specified in this Paragraph (a) for such period as may be reasonably necessary for such Holder or Holders of such Warrant Shares to dispose thereof and from time to time shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with applicable law.

     (b) With respect to each inclusion of securities in a registration statement pursuant to this Section 8, the Company shall bear the following fees, costs, and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company is required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of special counsel and accountants for the selling Holders, underwriting discounts and commissions, and transfer taxes for selling Holders and any other expenses relating to the sale of securities by the selling Holders not expressly included above shall be borne by the selling Holders.

     (c) The Company hereby indemnifies each of the Holders of this Warrant and of any Warrant Shares, and the officers and directors, if any, who control such Holders, within the meaning of Section 15 of the 1933 Act, against all losses, claims, damages, and liabilities caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (and as amended or supplemented if the Company shall have furnished any amendments thereof or supplements thereto), any Preliminary Prospectus or any state securities law filings; (2) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein; and each such Holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company, each of its officers who signs such Registration Statement, and each person, if any, who controls the Company, within the meaning of Section 15 of the 1933 Act, with respect to losses, claims, damages, or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein.

     9.   NET EXERCISE RIGHTS.

     (a) In addition to and without limiting the rights of the Holder of this Warrant with respect to other terms of this Warrant, the Holder of this Warrant shall have the right (the "Conversion Right") to convert this Warrant or any portion thereof into Warrant Shares as provided in this Section 9 at any time or from time to time prior to its expiration, subject to the restrictions set forth in paragraph (c) below. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Holder of this Warrant, without payment by the Holder of any exercise price or any cash or other consideration, that number of Converted Warrant Shares equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Converted Warrant Shares by the fair market value (as defined in paragraph (d) below) of a single Warrant Share, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Converted Warrant Shares shall be determined by subtracting the aggregate warrant purchase price of the Converted Warrant Shares from the aggregate fair market value of the Converted Warrant Shares. Notwithstanding anything in this Section 9 to the contrary, the Conversion Right cannot be exercised with respect to a number of Converted Warrant Shares having a Net Value below $100. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder of this Warrant an amount in cash equal to the fair market value of the resulting fractional share.

     (b) The Conversion Right may be exercised by the Holder of this Warrant by the surrender of this Warrant at the principal office of the Company together with a notice in the form attached hereto, specifying that the Holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in paragraph
(a) above as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), but not later than the expiration date of this Warrant. Certificates for the Converted Warrant Shares issuable upon exercise of the Conversion Right, together with a check in payment of any fractional share and, in the case of a partial exercise, a new warrant evidencing the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder of this Warrant within 15 days following the Conversion Date.

     (c) In the event the Conversion Right would, at any time this Warrant remains outstanding, be deemed by the Company's independent certified public accountants to give rise to a charge to the Company's earnings for financial reporting purposes, then the Conversion Right shall automatically terminate upon the Company's written notice to the Holder of this Warrant of such adverse accounting treatment.

     (d) For purposes of this Section 9, the "fair market value" of a Warrant Share as of a particular date shall be its "market price", calculated as of the Conversion Date, as follows:

          (i) if the capital stock into which the Warrants are exercisable is traded on an exchange or is quoted on the Nasdaq National Market, then the average closing or last sale prices, respectively, reported for the ten
     (10) business days immediately preceding the Conversion Date, or

          (ii) if the capital stock into which the Warrants are exercisable is not traded on an exchange or on the Nasdaq National Market but is traded on Nasdaq SmallCap Market or other over-the-counter market, then the average closing bid and asked prices reported for the ten (10) business days immediately preceding the Conversion Date, or

          (iii) if the capital stock into which the Warrants are exercisable is not traded on an exchange or on the Nasdaq National Market, Nasdaq SmallCap Market or other over-the counter market, then the price per share established by the Board of Directors of the Company.

     10. GOVERNING LAW. This Warrant shall be construed and interpreted in accordance with the laws of the State of Minnesota without regard to its choice of law provisions.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its behalf by its duly authorized officer on the day and year first above written.

                                       bw-3, Inc.


                                       By:
                                           ----------------------------------

                                       Its:
                                            ---------------------------------

TO:  BW-3, INC.


NOTICE OF EXERCISE OF WARRANT --        To Be Executed by the Registered Holder
                                        in Order to Exercise the Warrant


The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase for cash, _________________ of the shares issuable upon the exercise of such Warrant, and requests that certificates for such shares (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) shall be issued in the name of


                         ________________________________________________
                         (Print Name)


Please insert social security
or other identifying number
of registered holder of
certificate (______________)       Address:

                         ________________________________________________

                         ________________________________________________


Date:  _______________, 19______

                         ________________________________________________
                         Signature*




*The signature on the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

                                   ASSIGNMENT FORM


To be signed only upon authorized transfer of Warrants.


FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ____________________________________________ the right to purchase the securities of bw-3, Inc. to which the within Warrant relates and appoints ____________________, attorney, to transfer said right on the books of bw-3, Inc. with full power of substitution in the premises.


Dated:________________        ______________________________________________
                              (Signature)

                              Address:

                              __________________________________________

                              __________________________________________

                               CASHLESS EXERCISE FORM
          (To be executed upon exercise of Warrant pursuant to Section 9)


     The undersigned hereby irrevocably elects a cashless exercise of the right of purchase represented by the within Warrant for, and to purchase thereunder, ____________________ Converted Warrant Shares, as provided for in Section 9 therein.

     Please issue a certificate or certificates for such Converted Warrant Shares in the name of, and pay any cash for any fractional share to:


                                   Name______________________________________
                                   (Please print Name)


                                   Address___________________________________
                                   __________________________________________


                                   Tax ID or Social Security No._____________


                                   Signature_________________________________

     NOTE: The above signature should correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the assignment form below.

     And if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.